As of July 31, 2017, the following
persons or entities now own more than
25% of a funds voting security.

Person/Entity


BANKS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES
LLC			27.81%

BEAR PROFUND
NATIONAL FINANCIAL SERVICES
LLC                     36.58%

BULL PROFUND
TD AMERITRADE INC	40.64%

CONSUMER GOODS ULTRASECTOR
PROFUND
TD AMERITRADE INC	37.16%

FINANCIALS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES
LLC			35.43%

HEALTH CARE ULTRASECTOR PROFUND
TRUST COMPANY OF
AMERICA			38.17%

INDUSTRIALS ULTRASECTOR PROFUND
TD AMERITRADE INC	40.62%

MID-CAP PROFUND
PERSHING LLC		46.90%

NASDAQ-100 PROFUND
TD AMERITRADE INC	29.81%

OIL & GAS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES
LLC			25.06%

SHORT NASDAQ-100 PROFUND
CHARLES SCHWAB AND CO
INC			33.71%

SHORT NASDAQ-100 PROFUND
NATIONAL FINANCIAL SERVICES
LLC			25.72%

REAL ESTATE ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES
LLC			30.15%

RISING U.S. DOLLAR PROFUND
CHARLES SCHWAB AND CO
INC			29.39%

SEMICONDUCTOR ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO
INC			29.81%

SEMICONDUCTOR ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES
LLC			39.67%

SHORT OIL & GAS ULTRASECTOR
PROFUND
TRUST COMPANY OF
AMERICA			28.45%

SHORT PRECIOUS METALS ULTRASECTOR
PROFUND
NATIONAL FINANCIAL SERVICES
LLC			35.96%

SMALL-CAP PROFUND
PERSHING LLC            70.73%

SMALL-CAP VALUE PROFUND
NATIONAL FINANCIAL SERVICES
LLC			53.79%

TECHNOLOGY ULTRASECTOR PROFUND
TRUST COMPANY OF
AMERICA			31.29%

TELECOMMUNICATIONS ULTRASECTOR
PROFUND
CHARLES SCHWAB AND CO
INC			47.15%

ULTRAEMERGING MARKETS PROFUND
NATIONAL FINANCIAL SERVICES
LLC			41.03%

ULTRAINTERNATIONAL PROFUND
TD AMERITRADE INC	28.15%

ULTRASHORT INTERNATIONAL
PROFUND
TRUST COMPANY OF
AMERICA			39.11%

ULTRABEAR PROFUND
NATIONAL FINANCIAL SERVICES
LLC			25.81%

ULTRASHORT JAPAN PROFUND
NATIONAL FINANCIAL SERVICES
LLC			54.34%

ULTRASHORT LATIN AMERICA PROFUND
NATIONAL FINANCIAL SERVICES
LLC			38.16%

ULTRASMALL-CAP PROFUND
TRUST COMPANY OF
AMERICA			27.58%

As of July 31, 2017, the following
persons or entities no longer own
more than 25% of a funds voting
security.

ULTRA JAPAN PROFUND
NATIONAL FINANCIAL SERVICES LLC

SMALL-CAP PROFUND
MERIDIAN CAPITAL PARTNERS

SHORT NASDAQ-100 PROFUND
TRUST COMPANY OF AMERICA

ULTRASHORT JAPAN PROFUND
CHARLES SCHWAB AND CO INC

ULTRASHORT INTERNATIONAL PROFUND
CHARLES SCHWAB AND CO INC

ULTRASHORT LATIN AMERICA PROFUND
CHARLES SCHWAB AND CO INC